UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-08599

DWS Equity Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

AUGUST 31, 2011 Annual Report to Shareholders

DWS Select Alternative Allocation Fund

Contents
4 Portfolio Management Review
9 Performance Summary
12 Information About Your Fund's Expenses
14 Portfolio Summary
15 Investment Portfolio
17 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
25 Notes to Financial Statements
31 Report of Independent Registered Public Accounting Firm
32 Tax Information
33 Summary of Management Fee Evaluation by Independent Fee Consultant
37 Board Members and Officers
41 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. The fund expects to invest in underlying funds that emphasize alternatives or non-traditional asset categories or investment strategies, and as a result, it is subject to the risk factors of those underlying funds. Some of those risks include stock market risk, credit and interest rate risk, floating rate risk, volatility in commodity prices, infrastructure and high-yield debt securities, short sales risk and the political, general economic, liquidity and currency risks of foreign investments, which may be particularly significant for emerging markets. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. See the prospectus for additional risks and specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

DWS Select Alternative Asset Allocation Fund invests in eight DWS mutual funds, plus several exchange-traded funds (ETFs), that together provide extensive exposure to alternative asset classes.1 We believe this bundled approach can help dampen volatility and enhance portfolio diversification over time. Diversification cannot guarantee a profit or eliminate a loss.

Alternative asset classes generally performed well during the 12-month reporting period ended August 31, 2011. Although the volatility that affected the world equity and fixed-income markets also had an impact on our universe during the spring and summer months, the strength in investors' risk appetites helped propel all asset classes to robust gains in the first half of the period. The net result was positive returns for all but one of the investments we held in the fund.

The Class A shares of the fund returned 7.80% (unadjusted for sales charge) during the 12 months ended August 31, 2011. In comparison, the Standard & Poor's 500® (S&P 500) Index gained 18.50% and the fund's blended benchmark returned 10.79%.2 The blended benchmark is made up of the MSCI World Index (60%) and the Barclays Capital US Aggregate Bond Index (40%).3 As always, it is important to remember that in keeping with the fund's objective of seeking capital appreciation, our primary goal is not to keep up with the stock market's short-term performance, but to provide investors with strategies for longer-term portfolio diversification. (Past performance is no guarantee of future results. Please see pages 9 through 11 for the performance of other share classes and for more complete performance information.)

Performance Attribution

We define the alternative allocations in terms of three segments: absolute return, real return and nontraditional.

The fund's absolute return segment, which seeks to generate positive returns independent of market direction, is invested in DWS Disciplined Market Neutral Fund. The fund, which has the largest target weighting in our portfolio at 15% of assets, holds a roughly equal weighting in long and short positions.4 This means that its net market exposure is zero, and its performance is the result of individual stock selection. The fund underperformed the broader US equity market (as represented by the S&P 500 Index) during the past year — as would be expected when stock prices post a double-digit gain — which was one of the reasons the fund trailed the blended benchmark. However, it achieved its goal of delivering a positive absolute return and outperforming its cash benchmark, the Citigroup 3-month US Treasury Bill Index. We believe this fund, which has a very low correlation with both the domestic equity and fixed-income markets, provides an excellent source of diversification for our portfolio through a full market cycle.5,6 Of course, diversification neither assures a profit nor guarantees against a loss.

The real return allocation — which holds investments which seek to exceed the rate of inflation over time — was the best performer among the fund's three allocations. Our top contributor was DWS Enhanced Commodity Strategy Fund (13%), which was positioned to capitalize on the broad rally in oil, grains and other commodities. Additionally, DWS RREEF Global Real Estate Securities Fund (8%) and DWS RREEF Global Infrastructure Fund (8%) delivered returns ahead of the broader world equity markets (as represented by the MSCI World Index). The bond fund DWS Global Inflation Plus Fund (14%) also produced a nice gain on continued investor concerns that the highly accommodative policies of the world's central banks will ultimately result in inflation pressures. Our position in DWS Floating Rate Plus Fund (14%) produced a positive absolute return, but it lagged the Barclays Capital US Aggregate Bond Index as the heightened investor risk-aversion of the spring and summer pressured the non-Treasury "spread sectors" of the bond market.7 Although allocation among different asset categories generally limits risk, asset allocation does not assure or guarantee performance and cannot eliminate the risk of investment losses. Portfolio management may favor an asset category that underperforms other assets or markets as a whole.

The nontraditional allocation holds investments that provide diversification but that may not yet be held in traditional portfolios. Our top position here was an ETF tied to foreign small-cap equities, the Vanguard FTSE All World ex-US Small-Cap ETF (2%). The fund's five other ETF holdings, SPDR Barclays Capital International Treasury Bond ETF (6%) and WisdomTree Emerging Markets Local Debt ETF (3%), also made positive contributions. These positives were offset, to some extent, by the weaker showing of DWS Emerging Markets Equity Fund (8%) and DWS Enhanced Emerging Markets Fixed Income Fund (8%). Emerging-markets stocks were pressured by concerns about slowing growth, rising inflation and higher interest rates, which caused the asset class to finish the year with a return far behind that of the developed markets. While the MSCI EAFE Index returned 10.01% on the year, the MSCI Emerging Markets Index returned 9.07%.8,9 These factors, together with the underperformance of its currency overlay strategy, also weighed on DWS Enhanced Emerging Markets Fixed Income Fund. The fund was the only one of our investments to finish the year in the red.

Outlook and Positioning

We refined our approach to asset allocation during the course of the year. We will now augment our typical strategic allocations, which are set once a year, with quarterly tactical shifts in the portfolio. We expect that this will provide us with greater flexibility to take advantage of opportunities in the world financial markets.

In terms of portfolio activity, we made several notable moves during the past 12 months. First, within the absolute return segment, we reduced the target weighting in DWS Disciplined Market Neutral Fund and reallocated the bulk of the proceeds to the real return segment — most notably, DWS Floating Rate Plus Fund and DWS RREEF Global Infrastructure Fund. The goal of this move was to add a greater element of inflation protection to the fund. Our increased weighting in the infrastructure fund is based on our view that the environment for business lending and infrastructure development should be favorable, given that interest rates are expected to remain low well into 2012.

We also eliminated the fund's position in DWS Gold & Precious Metals Fund. We are finding this sector to be less attractive, given that higher production costs are eating away at mining companies' profit margins. We reallocated a portion of the proceeds to DWS Enhanced Commodity Strategy Fund, thereby reducing potential overlap between asset classes. In the nontraditional segment, we added the WisdomTree Emerging Market Local Debt ETF to increase diversification within the fund's emerging-market fixed-income allocation.

Our core belief is that meaningful diversification is best achieved by investing across all asset classes, and not just among the various segments of the stock market. We believe the fund is positioned to benefit from a variety of potentially adverse developments, including rising oil prices (through its investments in commodities), higher inflation (through its real return allocation) and a falling US dollar (by virtue of its investments overseas). We believe these elements of our positioning make this fund an attractive option for improving diversification within traditional portfolios.

As we move toward 2012, we remain committed to providing our investors with a professionally managed way to gain exposure to the alternative asset classes. We believe our multifaceted role as managers — selecting asset classes, determine the weightings for each asset class and deciding on the appropriate timing of portfolio reallocations — can add significant value for our investors over time.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Select Alternative Allocation Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the US for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management

Inna Okounkova

Robert Wang

Thomas Picciochi

Portfolio Managers, QS Investors, LLC

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 An exchange-traded fund (ETF) is a security that tracks an index or asset like an index fund, but trades like a stock on an exchange.

2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

3 The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market- value- weighted measure of Treasury issues, corporate bond issues and mortgage securities.

Index returns do not reflect any fees or expenses and it is not possible to invest into an index.

4 A short position involves the sale of a borrowed security, commodity or currency with the expectation that will decrease in value.

5 The Citigroup 3-Month US Treasury Bill Index represents the three-month US Treasury market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

6 Correlation is a measure of how closely two investments move together over time.

7 Spread sectors include all non-US Treasury, investment-grade sectors including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities, and commercial mortgage-backed securities.

8 The MSCI EAFE index tracks the performance of stocks in select developed markets outside of the United States.

9 The MSCI Emerging Markets Index tracks the performance of stocks in select developing markets.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance Summary August 31, 2011
Average Annual Total Returns as of 8/31/11
Unadjusted for Sales Charge	1-Year	Life of Fund*
Class A	7.80%	7.80%
Class C	7.11%	7.00%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	1.60%	5.63%
Class C (max 1.00% CDSC)	7.11%	7.00%
No Sales Charges
Class S	8.07%	8.04%
Institutional Class	8.17%	8.04%
MSCI World Index+	14.46%	3.07%
Barclays Capital US Aggregate Bond Index+	4.62%	7.94%
Blended Index +	10.79%	8.70%

* The Fund commenced operations on October 1, 2008. Index returns began on September 30, 2008.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2010 are 1.86%, 2.63%, 1.70% and 1.52% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. These expense ratios include net expenses of the underlying funds in which the Fund invests.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Select Alternative Allocation Fund — Class A [] MSCI World Index+ [] Barclays Capital US Aggregate Bond Index+ [] Blended Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October 1, 2008. Index returns began on September 30, 2008.

+ The Morgan Stanley Capital International (MSCI) World Index is an unmanaged, capitalization-weighted measure of global stock markets including the US, Canada, Europe, Australia and the Far East. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

The Barclays Capital US Aggregate Bond Index is an unmanaged, market-value-weighted measure of Treasury issues, agency issues, corporate bond issues and mortgage securities.

The Blended Index consists of 60% in the MSCI World Index and 40% in the Barclays Capital US Aggregate Bond Index.
Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 8/31/11	$11.35	$11.30	$11.36	$11.36
8/31/10	$10.72	$10.66	$10.73	$10.72
Distribution Information: Twelve Months as of 8/31/11: Income Dividends	$.20	$.12	$.23	$.23

Lipper Rankings — Global Flexible Portfolio Funds Category as of 8/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	177	of	225	79
Class C 1-Year	182	of	225	81
Class S 1-Year	172	of	225	77
Institutional Class 1-Year	170	of	225	76

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following table is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the expense of the Underlying Funds in which the Fund invests. These expenses are not included in the Fund's annualized expense ratios used to calculate the expense estimate in the table. In the most recent six-month period, the Fund limited the ongoing expenses the Fund bears directly; had it not done so, expenses would have been higher. The examples in the table are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2011 to August 31, 2011).

The table illustrates your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in the table are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the table is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in the table. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended August 31, 2011
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/11	$999.10	$995.60	$1,000.90	$1,000.90
Expenses Paid per $1,000*	$1.81	$5.58	$.55	$.55
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/11	$1,023.39	$1,019.61	$1,024.65	$1,024.65
Expenses Paid per $1,000*	$1.84	$5.65	$.56	$.56

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios**	Class A	Class C	Class S	Institutional Class
DWS Select Alternative Allocation Fund	.36%	1.11%	.11%	.11%

** The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. These ratios do not include these indirect fees and expenses.

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio)		8/31/11	8/31/10
Emerging Markets	DWS Emerging Markets Equity Fund DWS Enhanced Emerging Market Fixed Income Fund WisdomTree Emerging Markets Local Debt Fund	18%	15%
Market Neutral	DWS Disciplined Market Neutral Fund	15%	20%
Treasury Inflation-Protected Securities	DWS Global Inflation Plus Fund	14%	16%
Floating Rate Notes	DWS Floating Rate Plus Fund	14%	12%
Commodities	DWS Enhanced Commodity Strategy Fund	13%	10%
Global Real Estate	DWS RREEF Global Real Estate Securities Fund	7%	8%
Global Infrastructure	DWS RREEF Global Infrastructure Fund	8%	8%
International Treasury Bond	SPDR Barclays Capital International Treasury Bond ETF	6%	5%
International Small Cap	iShares MSCI EAFE Small Cap Index ETF Vanguard FTSE All World ex-US Small-Cap Fund	3%	2%
Money Market Fund	Central Cash Management Fund	2%	1%
Emerging-Markets Small Cap	WisdomTree Emerging Markets Small Cap Dividend ETF	0%	0%
Gold	DWS Gold & Precious Metals Fund	—	3%
		100%	100%

Asset allocation is subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of August 31, 2011
	Shares	Value ($)

Mutual Funds 86.2%
DWS Disciplined Market Neutral Fund "Institutional"	5,808,967	55,649,905
DWS Emerging Markets Equity Fund "Institutional"	1,580,128	26,546,150
DWS Enhanced Commodity Strategy Fund "Institutional"	11,172,872	46,814,333
DWS Enhanced Emerging Markets Fixed Income Fund "Institutional"	2,736,339	29,169,377
DWS Floating Rate Plus Fund "Institutional"	5,535,209	49,263,364
DWS Global Inflation Plus Fund "Institutional"	4,700,178	51,983,965
DWS RREEF Global Infrastructure Fund "Institutional"	2,817,998	29,673,520
DWS RREEF Global Real Estate Securities Fund "Institutional"	3,686,752	27,318,832
Total Mutual Funds (Cost $295,797,407)		316,419,446

Exchange-Traded Funds 11.7%
iShares MSCI EAFE Small Cap Index Fund	66,881	2,632,436
SPDR Barclays Capital International Treasury Bond	350,943	22,155,032
Vanguard FTSE All World ex-US Small-Cap Fund	70,955	6,543,470
WisdomTree Emerging Markets Local Debt Fund	201,874	10,876,971
WisdomTree Emerging Markets SmallCap Dividend Fund	17,023	812,508
Total Exchange-Traded Funds (Cost $40,706,424)		43,020,417

Cash Equivalents 1.7%
Central Cash Management Fund, 0.09% (a) (Cost $6,054,241)	6,054,241	6,054,241

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $342,558,072)+	99.6	365,494,104
Other Assets and Liabilities, Net	0.4	1,372,003
Net Assets	100.0	366,866,107

+ The cost for federal income tax purposes was $343,554,223. At August 31, 2011, net unrealized appreciation for all securities based on tax cost was $21,939,881. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $23,909,130 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,969,249.

(a) The rate shown is the annualized seven-day yield at period end.

EAFE: Europe, Australasia and Far East

FTSE: Financial Times and the London Stock Exchange

MSCI: Morgan Stanley Capital International

SPDR: Standard & Poor's Depositary Receipt

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Mutual Funds	$316,419,446	$—	$—	$316,419,446
Exchange-Traded Funds	43,020,417	—	—	43,020,417
Short-Term Investments	6,054,241	—	—	6,054,241
Total	$365,494,104	$—	$—	$365,494,104

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended August 31, 2011.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2011
Assets
Investments: Investments in affiliated Underlying Funds, at value (cost $301,851,648)	$322,473,687
Investments in non-affiliated Underlying Funds, at value (cost $40,706,424)	43,020,417
Total investments in securities, at value (cost $342,558,072)	365,494,104
Receivable for Fund shares sold	2,023,345
Interest receivable	261
Due from Advisor	4,432
Other assets	54,471
Total assets	367,576,613
Liabilities
Payable for Fund shares redeemed	472,374
Other accrued expenses and payables	238,132
Total liabilities	710,506
Net assets, at value	$366,866,107
Net Assets Consist of
Undistributed net investment income	5,386,271
Net unrealized appreciation (depreciation) on investments	22,936,032
Accumulated net realized gain (loss)	1,565,238
Paid-in capital	336,978,566
Net assets, at value	$366,866,107

Statement of Assets and Liabilities as of August 31, 2011 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($320,419,308 ÷ 28,222,340 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.35
Maximum offering price per share (100 ÷ 94.25 of $11.35)	$12.04
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($22,872,111 ÷ 2,024,269 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.30
Class S Net Asset Value, offering and redemption price per share ($22,349,221 ÷ 1,966,624 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.36
Institutional Class Net Asset Value, offering and redemption price per share ($1,225,467 ÷ 107,852 shares outstanding of beneficial interest, $.01 par value, unlimited number of shares authorized)	$11.36

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2011
Investment Income
Income distributions from affiliated Underlying Funds	$9,604,145
Dividends	729,000
Total income	10,333,145
Expenses: Administration fee	302,758
Services to shareholders	366,443
Distribution and service fees	836,270
Custodian fee	9,201
Professional fees	59,298
Reports to shareholders	62,055
Registration fees	99,400
Trustees' fees and expenses	10,935
Other	6,240
Total expenses before expense reductions	1,752,600
Expense reductions	(572,592)
Total expenses after expense reductions	1,180,008
Net investment income	9,153,137
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Sale of affiliated Underlying Funds	1,102,125
Sale of non-affiliated Underlying Funds	271,503
Capital gain distributions from affiliated Underlying Funds	814,535
2,188,163
Change in net unrealized appreciation (depreciation) on investments	6,602,220
Net gain (loss)	8,790,383
Net increase (decrease) in net assets resulting from operations	$17,943,520

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$9,153,137	$3,326,016
Net realized gain (loss)	2,188,163	(152,431)
Change in net unrealized appreciation (depreciation)	6,602,220	10,518,735
Net increase (decrease) in net assets resulting from operations	17,943,520	13,692,320
Distributions to shareholders from: Net investment income: Class A	(4,325,238)	(2,467,572)
Class C	(177,526)	(92,974)
Class S	(384,399)	(146,388)
Institutional Class	(19,768)	(15,431)
Net realized gains: Class A	—	(488,190)
Class C	—	(29,478)
Class S	—	(25,751)
Institutional Class	—	(2,715)
Total distributions	(4,906,931)	(3,268,499)
Fund share transactions: Proceeds from shares sold	194,218,471	149,618,973
Reinvestment of distributions	4,871,292	3,242,630
Payments for shares redeemed	(61,946,082)	(24,491,986)
Net increase (decrease) in net assets from Fund share transactions	137,143,681	128,369,617
Increase (decrease) in net assets	150,180,270	138,793,438
Net assets at beginning of period	216,685,837	77,892,399
Net assets at end of period (including undistributed net investment income of $5,386,271 and $1,151,680, respectively)	$366,866,107	$216,685,837

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended August 31,
Class A	2011	2010	Period Ended 8/31/09a
Selected Per Share Data
Net asset value, beginning of period	$10.72	$9.89	$10.00
Income (loss) from investment operations: Net investment incomeb	.35	.23	.13
Net realized and unrealized gain (loss)	.48	.85	.20
Total from investment operations	.83	1.08	.33
Less distributions from: Net investment income	(.20)	(.21)	(.44)
Net realized gains	—	(.04)	—
Total distributions	(.20)	(.25)	(.44)
Net asset value, end of period	$11.35	$10.72	$9.89
Total Return (%)c,d,e	7.80	11.08	3.96	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	320	191	71
Ratio of expenses before expense reductions (%)f	.54	.60	1.43	*
Ratio of expenses after expense reductions (%)f	.36	.36	.36	*
Ratio of net investment income (%)	3.05	2.18	1.62	*
Portfolio turnover rate (%)	15	6	28	**
a For the period from October 1, 2008 (commencement of operations) to August 31, 2009.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
f The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

	Years Ended August 31,
Class C	2011	2010	Period Ended 8/31/09a
Selected Per Share Data
Net asset value, beginning of period	$10.66	$9.84	$10.00
Income (loss) from investment operations: Net investment incomeb	.26	.15	.07
Net realized and unrealized gain (loss)	.50	.84	.19
Total from investment operations	.76	.99	.26
Less distributions from: Net investment income	(.12)	(.13)	(.42)
Net realized gains	—	(.04)	—
Total distributions	(.12)	(.17)	(.42)
Net asset value, end of period	$11.30	$10.66	$9.84
Total Return (%)c,d,e	7.11	10.18	3.23	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	23	13	4
Ratio of expenses before expense reductions (%)f	1.30	1.37	2.25	*
Ratio of expenses after expense reductions (%)f	1.11	1.11	1.11	*
Ratio of net investment income (%)	2.30	1.43	.87	*
Portfolio turnover rate (%)	15	6	28	**
a For the period from October 1, 2008 (commencement of operations) to August 31, 2009.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
e Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
f The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

	Years Ended August 31,
Class S	2011	2010	Period Ended 8/31/09a
Selected Per Share Data
Net asset value, beginning of period	$10.73	$9.90	$10.00
Income (loss) from investment operations: Net investment incomeb	.37	.25	.15
Net realized and unrealized gain (loss)	.49	.86	.19
Total from investment operations	.86	1.11	.34
Less distributions from: Net investment income	(.23)	(.24)	(.44)
Net realized gains	—	(.04)	—
Total distributions	(.23)	(.28)	(.44)
Net asset value, end of period	$11.36	$10.73	$9.90
Total Return (%)c,d	8.07	11.35	4.13	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	12	2
Ratio of expenses before expense reductions (%)e	.37	.44	1.15	*
Ratio of expenses after expense reductions (%)e	.11	.11	.11	*
Ratio of net investment income (%)	3.30	2.43	1.87	*
Portfolio turnover rate (%)	15	6	28	**
a For the period from October 1, 2008 (commencement of operations) to August 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

	Years Ended August 31,
Institutional Class	2011	2010	Period Ended 8/31/09a
Selected Per Share Data
Net asset value, beginning of period	$10.72	$9.90	$10.00
Income (loss) from investment operations: Net investment incomeb	.37	.25	.15
Net realized and unrealized gain (loss)	.50	.85	.19
Total from investment operations	.87	1.10	.34
Less distributions from: Net investment income	(.23)	(.24)	(.44)
Net realized gains	—	(.04)	—
Total distributions	(.23)	(.28)	(.44)
Net asset value, end of period	$11.36	$10.72	$9.90
Total Return (%)c,d	8.17	11.25	4.13	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	1	.6
Ratio of expenses before expense reductions (%)e	.22	.26	1.11	*
Ratio of expenses after expense reductions (%)e	.11	.11	.11	*
Ratio of net investment income (%)	3.30	2.43	1.87	*
Portfolio turnover rate (%)	15	6	28	**
a For the period from October 1, 2008 (commencement of operations) to August 31, 2009.
b Based on average shares outstanding during the period.
c Total return would have been lower had certain expenses not been reduced.
d Total return would have been lower if the Advisor had not reduced some affiliated Underlying Funds' expenses.
e The Fund invests in other funds and indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which the Fund is invested. This ratio does not include these indirect fees and expenses.
* Annualized
** Not annualized

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Select Alternative Allocation Fund (the "Fund") is a diversified series of DWS Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund mainly invests in other affiliated DWS funds (the "Underlying DWS Funds") and exchange-traded funds ("ETFs"). ETFs and Underlying DWS Funds are collectively referred to as ("Underlying Funds"). Each Underlying DWS Fund's accounting policies and investment holdings are outlined in the Underlying DWS Funds' financial statements and are available upon request.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments in the Underlying DWS Funds are valued at the net asset value per share of each class of the Underlying DWS Fund and are categorized as Level 1.

ETFs are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade and are categorized as Level 1. ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax return for the prior fiscal year remains open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$5,580,248
Undistributed long-term capital gains	2,468,327
Net unrealized appreciation (depreciation) on investments	$21,939,881

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Year Ended August 31,
	2011	2010
Distributions from ordinary income*	$4,906,931	$3,184,268
Distributions from long-term capital gains	$—	$84,231

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Underlying Funds

During the year ended August 31, 2011, purchases and sales of affiliated Underlying Funds (excluding money market funds) aggregated $159,516,474 and $44,683,389, respectively. Purchases and sales of non-affiliated Underlying Funds (excluding money market funds) aggregated $27,671,981 and $2,052,008, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments in Underlying Funds to be purchased, sold or entered into by the Fund or delegates such responsibilities to the Fund's subadvisor. The Advisor does not receive any advisory fee for managing the Fund. However, the Advisor will receive management fees from managing the Underlying DWS Funds in which the Fund invests.

QS Investors, LLC ("QS Investors") serves as subadvisor. As subadvisor to the Fund, QS Investors renders strategic allocation services to the Fund. QS Investors is paid by the Advisor for the services QS Investors provides to the Fund.

The Fund does not invest in Underlying DWS Funds for the purpose of exercising management or control; however, investments may represent 5% or more of an Underlying DWS Fund's outstanding shares. At August 31, 2011, the Fund held greater than 5% of the following Underlying DWS Funds' outstanding shares: approximately 21% of DWS Global Inflation Plus Fund, 19% of DWS RREEF Global Infrastructure Fund, 15% of DWS Disciplined Market Neutral Fund, 12% of DWS Enhanced Emerging Markets Fixed Income Fund and 11% of DWS Emerging Markets Equity Fund.

For the period from September 1, 2010 through November 30, 2011, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and indirect expenses of Underlying Funds) of each class as follows:
Class A	.36%
Class C	1.11%
Class S	.11%
Institutional Class	.11%

The Fund indirectly bears its proportionate share of fees and expenses incurred by the Underlying Funds in which it is invested.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2011, the Administration Fee was $302,758, of which $221,270 was waived and $8,450 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder serving fee it receives from the Fund. For the year ended August 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived
Class A	$12,694	$12,694
Class C	7,264	7,264
Class S	5,216	5,216
Institutional Class	158	158
	$25,332	$25,332

For the year ended August 31, 2011, the Advisor reimbursed $30,901 and $226 of sub-recordkeeping fees for Class S and Institutional Class shares, respectively.

Distribution and Service Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2011, the Distribution Fee charged to Class C shares by DIDI was $141,524, of which $14,381 is unpaid.

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended August 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2011	Annual Effective Rate
Class A	$647,571	$281,003	$58,543	.14%
Class C	47,175	13,860	5,494	.18%
	$694,746	$294,863	$64,037

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 2011 aggregated $21,865.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2011, the CDSC for the Fund's Class C shares aggregated $4,450. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2011, DIDI received $325 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,595, of which $5,934 was unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2011		Year Ended August 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	14,882,633	$168,888,489	12,211,173	$126,974,147
Class C	979,345	11,092,809	896,277	9,296,517
Class S	1,222,295	13,875,021	1,261,688	13,173,957
Institutional Class	31,873	362,152	16,610	174,352
		$194,218,471		$149,618,973
Shares issued to shareholders in reinvestment of distributions
Class A	385,414	$4,305,059	285,200	$2,940,407
Class C	15,574	173,963	11,496	118,534
Class S	33,378	372,502	16,072	165,543
Institutional Class	1,771	19,768	1,762	18,146
		$4,871,292		$3,242,630
Shares redeemed
Class A	(4,824,334)	$(54,765,520)	(1,924,458)	$(20,063,673)
Class C	(182,551)	(2,075,105)	(73,769)	(769,902)
Class S	(442,108)	(5,008,263)	(350,853)	(3,658,411)
Institutional Class	(8,488)	(97,194)	—	—
		$(61,946,082)		$(24,491,986)
Net increase (decrease)
Class A	10,443,713	$118,428,028	10,571,915	$109,850,881
Class C	812,368	9,191,667	834,004	8,645,149
Class S	813,565	9,239,260	926,907	9,681,089
Institutional Class	25,156	284,726	18,372	192,498
		$137,143,681		$128,369,617

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Equity Trust and Shareholders of DWS Select Alternative Allocation Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of DWS Select Alternative Allocation Fund (the "Fund"), a series of DWS Equity Trust, as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Select Alternative Allocation Fund at August 31, 2011, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 24, 2011

Tax Information (Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $2,715,000 as capital gains dividends for its year ended August 31, 2011, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended August 31, 2011, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates $11,400,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 3, 2010

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2010, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, and 2009.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 118 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; Independent Director of Barclays Bank Delaware (since September 2010); formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112	Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007);
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, US for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	SELAX	SELEX	SELSX	SELIX
CUSIP Number	233376 722	233376 714	233376 698	233376 680
Fund Number	488	788	2088	1488

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS SELECT ALTERNATIVE ALLOCATION FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$45,210	$0	$3,685	$0
2010	$40,865	$0	$7,976	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$307,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$3,685	$285,550	$586,510	$875,745
2010	$7,976	$307,930	$503,859	$819,765

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***

E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Select Alternative Allocation Fund, a series of DWS Equity Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 25, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 25, 2011